Exhibit 1.2

iQIYI, Inc.

[•]% Convertible

Senior Notes due 2026

Underwriting Agreement

December [•], 2020

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

U.S.A.

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

U.S.A.

As representatives of the several underwriters named in Schedule I hereto

Ladies and Gentlemen:

iQIYI, Inc., an exempted company incorporated in the Cayman Islands (the “Company”), proposes, subject to the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell (the “Offering”) to the Underwriters named in Schedule I hereto (the “Underwriters”) for whom Goldman Sachs (Asia) L.L.C., BofA Securities, Inc. and J.P. Morgan Securities LLC are acting as representatives (the “Representatives”) an aggregate of US$[•] principal amount of the Company’s [•]% Convertible Senior Notes due 2026 (the “Firm Securities”), and, at the election of the Underwriters, up to an aggregate of US$[•] additional principal amount of the Company’s [•]% Convertible Senior Notes due 2026 (the “Option Securities”) as provided in Section 2. The Firm Securities and any Option Securities that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the “Offered Securities.” The Offered Securities will be issued pursuant to an indenture to be dated as of [•], 2020 (the “Base Indenture”), as amended by the [First Supplemental Indenture] to be dated as of [•], 2020 (the “[First Supplemental Indenture]”, together with the Base Indenture, as further amended or supplemented, the “Indenture”), between the Company and [Citicorp International Limited], as trustee (the “Trustee”). The Offered Securities will be convertible into cash, ADSs (as defined below), or a combination thereof at the option of the Company, as set forth in the Indenture. Concurrently with the Offering, the Company is offering (the “ADS Offering”) [•] ADSs (or up to [•] ADSs if the underwriters of the ADS Offering exercise their option to purchase additional ADSs in full), pursuant to a separate underwriting agreement to be dated on or about [•] among the Company and the underwriters party thereto. The closing of the ADS Offering is not contingent upon the closing of the Offering, and the closing of the Offering is not contingent upon the closing of the ADS Offering.

The American Depositary Shares (“ADSs”) to be issued upon conversion of the Offered Securities are to be issued pursuant to and in accordance with the deposit agreement dated as of March 28, 2018 (the “Deposit Agreement”) among the Company, JPMorgan Chase Bank, N.A., as depositary (the “Depositary”), and all holders from time to time of American Depositary Receipts (“ADRs”) issued by the Depositary and evidencing ADSs. The ADSs will be evidenced by ADRs and each ADS will initially represent the right to receive seven Class A ordinary shares, par value US$0.00001 per share of the Company (the “Ordinary Shares”) deposited pursuant to the Deposit Agreement. The ADSs issuable upon conversion of the Offered Securities and the Ordinary Shares represented by such ADSs, including, for the avoidance of doubt, any additional ADSs and Ordinary Shares issuable upon conversion in connection with a “make-whole fundamental change” (as defined in the Pricing Disclosure Package) or tax redemption, shall be hereinafter referred to as the “Underlying Shares.”

If no other Underwriters are listed on Schedule I, all references to Representatives and Underwriters shall refer only to you.

This Agreement, the Deposit Agreement, the Indenture and the Offered Securities are referred to as the “Transaction Documents.”

1. (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) Filings and Effectiveness. The Company meets the requirements for the use of Form F-3 under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”). The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) on Form F-3 (File No. 333-[•]), including a related prospectus or prospectuses (the “Base Prospectus”), covering the registration of the Offered Securities and the Underlying Shares under the Act, which has become effective. No stop order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto, if any, or the ADS Registration Statement (as defined below), has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. If immediately prior to the Renewal Deadline (as hereinafter defined), any of the Offered Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Offered Securities and the Underlying Shares, in a form reasonably satisfactory to the Representatives. If the Company is no longer eligible to file or use an automatic shelf registration statement and any of the Offered Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Offered Securities and the Underlying Shares, in a form reasonably satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities and the Underlying Shares to continue as contemplated in the expired registration statement relating to the Offered Securities and the Underlying Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be. “Renewal Deadline” means the third anniversary of the initial effective time of the Registration Statement.

“Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein, all exhibits thereto and all information, if any, deemed pursuant to Rule 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness, that in any case has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of each Closing Date (as defined below). The Company and the Depositary have prepared and filed with the Commission a registration statement on Form F-6 (No. 333-223709) for the registration under the Act of the ADSs, have filed such amendments thereto and such amended preliminary prospectus as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectus as may hereafter be required. The registration statement on Form F-6 for the registration of the ADSs, as amended (including by the filing of any post-effective amendments thereto), is hereinafter called the “ADS Registration Statement”.

For the purpose of this Agreement, the term “Prospectus Supplement” means the prospectus supplement, relating to the Offered Securities and the Underlying Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act in connection with the Offering. The term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement specifically relating to the Offered Securities and the Underlying Shares in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Offered Securities, in the form first filed pursuant to Rule 424(b) under the Act. The term “Preliminary Prospectus” means the preliminary prospectus supplement specifically relating to the Offered Securities and the Underlying Shares together with the Base Prospectus.

The Preliminary Prospectus relating to the Offered Securities and Underlying Shares immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof), together with the pricing term sheet set forth in Schedule III hereto is hereinafter called the “Pricing Disclosure Package”; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Offered Securities and the Underlying Shares is hereinafter called an “Issuer Free Writing Prospectus”. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein.

(ii) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act, the rules and regulations of the Commission thereunder and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof;

(iii) Pricing Disclosure Package; Issuer Free Writing Prospectus; Roadshow. For the purposes of this Agreement, the “Applicable Time” is [•] p.m. (New York City time) on the date of this Agreement. The Pricing Disclosure Package and each Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package, at the time each was filed with the Commission, and, in each case, at the Applicable Time and any Closing Date, conformed and will conform, in all material respects to the requirements of the Act, the rules and regulations of the Commission thereunder and the Trust Indenture Act. Each bona fide electronic road show (as defined in Rule 433(h)(5) under the Act), when considered together with the Pricing Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus, if any, listed on Schedule II hereto, does not conflict with the information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof;

(iv) Registration Statement; Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No stop order suspending the effectiveness of the Registration Statement has been issued under the Act or the Exchange Act, as applicable, and no proceedings for such purpose have been instituted or are pending before or, to the best knowledge of the Company, are contemplated or threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act, the rules and regulations of the Commission thereunder and the Trust Indenture Act, and do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (A) at the time the Registration Statement became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) at any Closing Date as to the Prospectus and (D) on the Closing Date, provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof; the Pricing Disclosure Package delivered to the Underwriters for use in connection with the Offering contemplated herein and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission on its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”), except to the extent permitted by Regulation S-T.

If at any time when Offered Securities remain unsold by the Underwriters, the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Offered Securities and the Underlying Shares, in a form satisfactory to the Representatives, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

(v) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vi) Well-Known Seasoned Issuer Status. (i) (A) At the time of initial filing of the Registration Statement and (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163 (c)) made any offer relating to the Offered Securities in reliance on the exemption of Rule 163, the Company was a “well-known seasoned issuer” as defined in Rule 405, including not having been an “ineligible issuer” as defined in Rule 405.

(vii) Payment of Filing Fees. The Company has paid or shall pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(viii) Good Standing of the Company. The Company has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Disclosure Package, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(ix) Controlled Entities. The subsidiaries and consolidated variable interest entities of the Company listed in Schedule V hereto shall be referred to hereinafter each as a “Controlled Entity” and collectively as “Controlled Entities.” Each Controlled Entity has been duly incorporated and organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect (as defined below). Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each Controlled Entity has been duly authorized and validly issued, is fully paid and non-assessable, and the capital stock of the Controlled Entities owned by the Company, directly or through subsidiaries, is free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, preemptive rights or equity;

(x) No Material Adverse Change. Neither the Company nor any of the Controlled Entities has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package; and, since the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus, there has not been any material adverse change in the issued shares or long-term debt of the Company or any Controlled Entity or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Controlled Entities, in each case otherwise than as set forth or contemplated in the Pricing Disclosure Package or the Prospectus;

(xi) Title to Property. The Company and the Controlled Entities have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case, free and clear of all liens, encumbrances and defects except such as are described in the Pricing Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Controlled Entities; and any real property and buildings held under lease by the Company and the Controlled Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Controlled Entities;

(xii) Capitalization. The Company has an authorized capitalization as set forth in the Pricing Disclosure Package and all of the issued shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to their description contained or incorporated by reference in the Pricing Disclosure Package and the Prospectus; and all of the issued shares of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or similar rights of any security holder of the Company;

(xiii) Organizational Documents. The memorandum and articles of association or other constitutive or organizational documents of each of the Company and the Controlled Entities comply with the requirements of applicable law in its respective jurisdiction of incorporation and are in full force and effect;

(xiv) The Underlying Shares. Upon issuance and delivery of the Offered Securities in accordance with this Agreement and the Indenture, the Offered Securities will be convertible at the option of the holder thereof into cash, ADSs representing Ordinary Shares or a combination thereof in accordance with the terms of the Offered Securities; the Ordinary Shares underlying the ADSs to be issued upon conversion of the Offered Securities may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing the ADSs; the maximum number of Ordinary Shares for issuance upon conversion of the Offered Securities (assuming (i) full physical settlement of all conversions of the Offered Securities, (ii) the maximum conversion rate increase in respect of any conversion in connection with a “make-whole fundamental change” (as defined in the Pricing Disclosure Package) or a tax redemption and (iii) the Underwriters exercise their option to purchase the Option Securities in full) (the “Maximum Number of Ordinary Shares”)) have been duly reserved and authorized and when issued upon conversion of the Offered Securities in accordance with the terms of the Offered Securities, will be duly and validly issued, fully paid and non-assessable and will conform to their description contained or incorporated by reference in the Pricing Disclosure Package and the Prospectus; the Deposit Agreement will conform to its description in the Prospectus; and the issuance of the Ordinary Shares will not be subject to any preemptive or similar rights;

(xv) ADRs. Upon the due issuance by the Depositary of ADRs evidencing ADSs against the deposit of the Ordinary Shares to be issued upon conversion of the Offered Securities in accordance with the provisions of the Deposit Agreement, such ADRs evidencing ADSs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs evidencing ADSs are registered will be entitled to the rights of registered holders of ADRs evidencing ADSs specified therein and in the Deposit Agreement.

(xvi) No Violation of Section 7 of the Exchange Act. None of the transactions contemplated by the Transaction Documents (including, without limitation, the use of the proceeds from the sale of the Offered Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(xvii) Absence of Manipulation. Neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the Offering;

(xviii) No Finder’s Fee. There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or other like payment in connection with the Offering;

(xix) Registration Rights. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a registration statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period are defined herein;

(xx) Absence of Existing Defaults and Conflicts Resulting from Transaction. The issue and sale of the Offered Securities and the execution, delivery and performance by the Company of all of the provisions of the Transaction Documents and the consummation of the transactions herein and therein contemplated, and the qualification of the Indenture under the Trust Indenture Act, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Controlled Entity is a party or by which the Company or any Controlled Entity is bound or to which any of the property or assets of the Company or any Controlled Entity is subject, except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the memorandum and articles of association of the Company or any Controlled Entity or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Controlled Entity or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Underlying Shares and the issue and sale of the Offered Securities or the consummation by the Company of the transactions contemplated by the Transaction Documents, except (A) the registration under the Act of the Offered Securities and Underlying Shares, the qualification under the Trust Indenture Act of the Indenture and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters or the approval of the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the underwriting terms and arrangements in connection with the purchase and distribution of the Offered Securities by the Underwriters and (B) a filing with respect to the proposed issuance of the Offered Securities with the National Development and Reform Commission of the PRC or its competent local branches (the “NDRC”) by the Company before the issuance of the Offered Securities, which is evidenced by a registration certificate issued by the NDRC to the Company on March 19, 2020, (the “NDRC Filing Certificate”) any of which remains valid and effective as at closing, a report of relevant information on the Offered Securities with the NDRC to be made within 10 PRC working days after the issuance of the Offered Securities and any related reports to or communications with the NDRC;

(xxi) VIE Agreements and Ownership Structure.

(A) The description of the agreements under the caption “Corporate History and Structure” in the Pricing Disclosure Package and the Prospectus by and among the Company’s subsidiaries, Controlled Entities that are variable interest entities (the “VIEs”), and the shareholders of such VIEs, as the case may be (each a “VIE Agreement” and collectively, the “VIE Agreements”), is fair and accurate in all material respects, and all material agreements relating to the Company’s corporate structure have been so disclosed. Each party to any VIE Agreement has the legal right, power and authority (corporate and other, as the case may be) to enter into and perform its obligations under such agreements and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered each such agreement. Each VIE Agreement constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability;

(B) There is no legal or governmental proceeding, inquiry or investigation pending against the Company and any of the Controlled Entities which are parties to any of the VIE Agreements in any jurisdiction challenging the validity of any of the VIE Agreements, and, to the knowledge of the Company, no such proceeding, inquiry or investigation is threatened in any jurisdiction;

(C) Each VIE Agreement is in full force and effect (except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus) and none of the parties thereto is in breach or default in the performance of any of the terms or provisions of such VIE Agreement. None of the parties to any of the VIE Agreements has sent or received any communication regarding termination of, or intention not to renew, any of the VIE Agreements, and, to the best knowledge of the Company, no such termination or non-renewal has been threatened by any of the parties thereto; and

(D) Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the VIEs through its rights to authorize the shareholders of the VIEs to exercise their respective voting rights.

(xxii) Absence of Violations, Defaults and Conflicts. Neither the Company nor any of the Controlled Entities is (A) in violation of its certificate of incorporation, memorandum and articles of association or any other organizational document, (B) in violation of any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Controlled Entity of any court, stock exchange or any government, regulatory body, administrative agency or other governmental body having jurisdiction or (C) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for in the case of (B) and (C), such violations that would not, singly or in the aggregate, result in a Material Adverse Effect;

(xxiii) Authorization of Agreements. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents and to consummate the transactions contemplated by the Transaction Documents. The Transaction Documents have been duly and validly authorized, executed and delivered by the Company and the transactions contemplated hereby and thereby have been duly and validly authorized by the Company. The Deposit Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The description of the Transaction Documents contained or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is true and accurate in all material respects and the Indenture will conform, in all material respects, to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

(xxiv) The Offered Securities. The Offered Securities have been duly authorized by the Company and, when issued and delivered as provided in the Indenture and paid for as provided herein, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and entitled to the benefits provided by the Indenture.

(xxv) The Indenture and Description. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The Indenture has been duly qualified under the Trust Indenture Act and conforms in all material respects to the requirements of the Trust Indenture Act. The description of the Offered Securities and the Indenture contained in each of the Pricing Disclosure Package and the Prospectus is true and accurate in all material respects.

(xxvi) Due Authorization. The Registration Statement, the Pricing Disclosure Package, the Prospectus, and any Issuer Free Writing Prospectus, and the filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been signed pursuant to such authorization by and on behalf of the Company.

(xxvii) Possession of Licenses and Permits. Except as otherwise disclosed in the Pricing Disclosure Package, the Company and the Controlled Entities possess, and are in compliance with the terms of, all certificates, authorizations, franchises, licenses and permits (the “Licenses”) necessary or material to the conduct of the business now conducted in all material respects and, except as would not, individually or in the aggregate, have a Material Adverse Effect (as defined below), the Company and the Controlled Entities have not received any notice of proceedings relating to the revocation or modification of any License that, if determined adversely to the Company or any Controlled Entity, would individually or in the aggregate, (i) result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the Controlled Entities taken as a whole, or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”); all of the Licenses are valid and in full force and effect, except when the invalidity of such Licenses or the failure of such Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect;

(xxviii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Controlled Entity (A) exists or, (B) to the knowledge of the Company, is imminent that, in either case of (A) or (B) above, could have a Material Adverse Effect;

(xxix) Possession of Intellectual Property. The Company and the Controlled Entities own, possess or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other intellectual property and similar rights, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) necessary or material to the conduct of the business now conducted, except for such as would not, individually or in aggregate, have or result in a Material Adverse Effect, and the expected expiration of any such Intellectual Property Rights would not, individually or in the aggregate, have a Material Adverse Effect. Except for situations that would not, individually or in the aggregate, result in a Material Adverse Effect, (i) there are no rights of third parties to any of the Intellectual Property Rights owned by the Company or the Controlled Entities; (ii) there is no material infringement, misappropriation breach, default or other violation, or the occurrence of any event that with notice or the passage of time would constitute any of the foregoing, by the Company or the Controlled Entities or third parties of any of the Intellectual Property Rights of the Company or the Controlled Entities; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s or any of the Controlled Entities’ rights in or to, or the violation of any of the terms of, any of their Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any Controlled Entity infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights or other proprietary rights of others and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (vi) to the best knowledge of the Company, none of the Intellectual Property Rights used by the Company or the Controlled Entities in their businesses has been obtained or is being used by the Company or the Controlled Entities in violation of any contractual obligation binding on the Company or any Controlled Entity in violation of the rights of any persons;

(xxx) Environmental Laws. Neither the Company nor any of the Controlled Entities is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any offsite disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws; and the Company is not aware of any pending investigation which might lead to such a claim;

(xxxi) No Transaction or Other Taxes. Except as disclosed in the Pricing Disclosure Package and the Prospectus, and except for any net income, capital gains or franchise taxes imposed on the Underwriters by the People’s Republic of China (the “PRC”), Hong Kong, and the Cayman Islands as a result of any present or former connection (other than any connection solely resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such tax, no stamp or other issuance, capital, value-added, documentary or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the PRC, Hong Kong, the Cayman Islands or any political subdivision or taxing authority thereof or therein or in connection with (A) the issuance of the Offered Securities by the Company and the delivery of the Offered Securities to or for the account of the Underwriters; (B) the issuance of the Ordinary Shares upon conversion of the Offered Securities and the ADSs representing such Ordinary Shares; (C) the initial sale and delivery of the Offered Securities by the Underwriters as part of the Underwriters’ distribution of the Offered Securities as contemplated hereunder; (D) the deposit of the Ordinary Shares with the Depositary against issuance of the ADSs, and (E) the execution, delivery, performance and admission in court proceedings of the Transaction Documents and the consummation of the transactions contemplated thereby, save that the Transaction Documents may be subject to Cayman Islands stamp duty if they are executed in or brought into the Cayman Islands;

(xxxii) Taxes. Each of the Company and the Controlled Entities has timely filed all required tax returns, reports and filings that have been due and for which no extensions have been granted, or have been granted extensions thereof. Such returns, reports or filings are not the subject of any disputes with revenue or other authorities other than disputes which, if determined adversely to the Company or any Controlled Entity, would not have a Material Adverse Effect. Except as would not have a Material Adverse Effect, (i) each of the Company and the Controlled Entities has timely paid all taxes (including any assessments, fines or penalties) required to be paid by it, (ii) no tax deficiency has been asserted against the Company or any of the Controlled Entities, and (iii) none of the Company or any Controlled Entity has any knowledge of any tax deficiency which might be assessed against it;

(xxxiii) Accurate Disclosure. The statements set forth in the Pricing Disclosure Package and Prospectus under the captions “Summary,” “Risk Factors,” “Business Overview,” “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” “Description of the Notes,” “Description of Share Capital” and “Description of American Depositary Shares” insofar as they purport to constitute a summary of the terms of the Offered Securities and the Underlying Shares, under the captions “Taxation” and “Underwriting,” insofar as they purport to describe the legal matters, agreements, documents or proceedings or of the terms of the Offered Securities and the Underlying Shares, are accurate, complete and fair. The statements set forth in the Company’s annual report on Form 20-F for the fiscal year ended December 31, 2019 (the “Annual Report”) under the captions “Item 4. Information on the Company — B. Business Overview,” “Item 5. Operating and Financial Review and Prospects — B. Liquidity and Capital Resources,” “Item 6. Directors, Senior Management and Employees — B. Compensation of Directors and Executive Officers,” “Item 6. Directors, Senior Management and Employees — C. Board Practices,” “Item 8. Financial Information — Legal Proceedings,” “Item 10. Additional Information — B. Memorandum and Articles of Association” and “Item 10. Additional Information — E. Taxation,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(xxxiv) Critical Accounting Policies. The statements set forth under the heading “Critical Accounting Policies, Judgments and Estimates” in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Pricing Disclosure Package and the Prospectus, accurately and fully describes (A) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and the Controlled Entities on a consolidated basis and which require management’s most difficult, subjective or complex judgments (“critical accounting policies”); (B) judgments and uncertainties affecting the application of critical accounting policies; and (C) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions. The Company’s board of directors and senior management have reviewed and agreed with the selection, application and disclosure of critical accounting policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Pricing Disclosure Package and the Prospectus, accurately and fully describes (x) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (y) all material off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and the Controlled Entities on a consolidated basis. There are no outstanding guarantees or other contingent obligations of the Company or the Controlled Entities that could reasonably be expected to have a Material Adverse Effect. All governmental tax waivers from national and local governments of the PRC and other local and national PRC tax relief, concession and preferential treatment or obtained by the Company or the Controlled Entities are valid, binding and enforceable;

(xxxv) Statistical and Market-related Data. Any third-party statistical, industry-related and market-related data included or incorporated by reference in the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consents to the use of such data from such sources to the extent required;

(xxxvi) Insurance. The Company and the Controlled Entities carry, or are covered by, insurance for the conduct of their respective businesses and the value of their respective properties, if applicable, in such amounts and covering such risks as is adequate and as is customary for companies engaged in similar businesses;

(xxxvii) Compliance with Anti-Corruption Laws. None of the Company, or any Controlled Entity, any director or officer of the Company or any Controlled Entity or, to the knowledge of the Company, any affiliate, agent, representatives or employee of the Company or any Controlled Entity or other person associated with or acting on behalf of the Company and the Controlled Entities (i) is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, the UK Bribery Act (2010), and any other applicable anti-bribery or anti-corruption rules or regulations; (ii) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (iii) has made, promised to make, or authorized to make any direct or indirect unlawful payment from corporate funds to any foreign or domestic (a) government official, (b) government employee or employee of government-owned or controlled entity or of a public international organization, (c) political party or official of any political party or any candidate for any political office, to influence official action or secure an improper advantage; or (iv) has paid, promised to pay or authorized to pay, any bribe, rebate, pay-off, influence payment, kick-back or other unlawful payment. The Company and the Controlled Entities and, to the knowledge of the Company, its other affiliates have conducted their businesses in compliance with all applicable anti-corruption and anti-bribery laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(xxxviii) Compliance with Anti-Money Laundering Laws. The operations of the Company and the Controlled Entities are and have been conducted at all times in compliance with, to the extent applicable, financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended (including by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 or the U.S. PATRIOT Act), the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company or any Controlled Entity (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Controlled Entity with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxxix) Compliance with Sanctions Laws. None of the Company, or any Controlled Entity, any director or officer of the Company or any Controlled Entity or, to the knowledge of the Company, any affiliate, agent, representatives or employee of the Company or any Controlled Entity is an individual or entity (“Person”) that is, or is owned 50% or more or controlled by one or more Persons that are (such Persons referred to as “Sanctioned Persons”): (A) the target of any sanctions administered or enforced by the U.S. government (including but not limited to the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or any other relevant sanctions authority (collectively, “Sanctions”), including by being listed on any Sanctions related list of designated persons, or (B) located, organized or resident in, or a national, governmental entity, or agent of, a country, region or territory that is the subject or target Sanctions (as of the date hereof, including but not limited to, Cuba, Iran, North Korea, Syria and Crimea (each, a “Sanctioned Country”));

(xl) Payments in Foreign Currency. Under current laws and regulations of the Cayman Islands and any political subdivision thereof, upon conversion of the Offered Securities, all dividends and other distributions declared and payable on the Ordinary Shares to be issued upon the conversion of the Offered Securities, may be paid by the Company to the Depositary and then passed on by the Depositary to the holders of the ADSs in United States dollars and all such payments made to holders thereof or therein who are non-residents of the Cayman Islands will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands or any political subdivision or taxing authority thereof or therein;

(xli) Absence of Proceedings. There are no actual or pending legal, governmental or regulatory actions, demands, claims, suits, arbitrations or other proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign), including but not limited to the investigation by the Commission prompted by the short seller report published by Wolfpack Research, to which the Company or any Controlled Entity is a party or of which any properties of the Company or any Controlled Entity is the subject, which would individually or in the aggregate have a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xlii) Reporting Requirement. The Company is subject to Section 13 or 15(d) of the Exchange Act;

(xliii) Investment Company Act. The Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xliv) PFIC Status. The Company was not a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its most recently completed taxable year and does not expect to be a PFIC for the current taxable year or in the foreseeable future;

(xlv) Foreign Private Issuer. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.

(xlvi) Absence of Default and Conflicts Resulting from the Use of Proceeds. The application of the net proceeds from the Offering, as described in the Pricing Disclosure Package and the Prospectus, will not contravene any provision of any current and applicable laws or the current constituent documents of the Company or any Controlled Entity or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any Controlled Entity or any governmental authorization applicable to any of the Company or any Controlled Entity;

(xlvii) Payment of Dividends. Except as disclosed in the Pricing Disclosure Package, none of the Company’s subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to the Company or its other subsidiaries, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company or the other subsidiaries any loans or advances to such subsidiary from the Company or the other subsidiaries or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary. Except as disclosed in the Pricing Disclosure Package, all dividends declared by a subsidiary in the PRC may under the current laws and regulations of the PRC be freely transferred out of the PRC and may be paid in United States dollars, subject to the successful completion of PRC formalities required for such remittance, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any governmental authorization in the PRC;

(xlviii) Accounting Firm. Ernst & Young Hua Ming LLP, which has audited certain financial statements of the Company and its subsidiaries and consolidated affiliated entities, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(xlix) Internal and Disclosure Controls. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) (collectively, “Internal Controls”) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and the Controlled Entities is made known to the Company’s principal executive officer and principal financial officer by others within those entities. The Company’s internal control over financial reporting and disclosure controls and procedures are effective and the Company is not aware of any material weaknesses in its internal control over financial reporting and disclosure controls and procedures; since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act;

(l) Financial Statements. The consolidated financial statements included in the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries and affiliated entities as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the selected financial data and the summary financial information included or incorporated by reference in the Prospectus (i) present fairly the information shown therein and (ii) have been compiled on a basis consistent with that of the audited financial statements included therein; and there are no financial statements (historical or pro forma) that are required to be included under the Act or the Exchange Act or the rules and regulations of the Commission thereunder, in the Annual Report, the Registration Statement, the Pricing Disclosure Package or the Prospectus, that are not included as required.

(li) Compliance with Sarbanes-Oxley Act. Solely to the extent that the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Commission and the Nasdaq Stock Market LLC thereunder (the “Sarbanes-Oxley Act”) have been and are applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act;

(lii) No Material Adverse Change in Business. Since the end of the period covered by the latest audited financial statements included in or incorporated by reference into the Pricing Disclosure Package and the Prospectus, (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the Controlled Entities, taken as a whole, that is material and adverse, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its issued shares and (iii) there has been no material adverse change in the issued shares, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and the Controlled Entities. The Company and the Controlled Entities have no material contingent obligations which are not disclosed in the Company’s financial statements which are included in the Pricing Disclosure Package;

(liii) Related-Party Transactions. There are no related-party transactions involving the Company, any of the Controlled Entities, or any other person required to be described in the Pricing Disclosure Package and the Prospectus which have not been described as required;

(liv) Validity of the Agreements. Each of the Transaction Documents is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of the Transaction Documents, it is not necessary that the Transaction Documents be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of the Transaction Documents or any other documents to be furnished hereunder;

(lv) No Personal Liability of Holders. No holder of any of the Offered Securities or the Underlying Shares after the consummation of the transactions contemplated by the Transaction Documents is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Offered Securities or Underlying Shares; and except as set forth in the Pricing Disclosure Package, there are no limitations on the rights of holders of the Offered Securities to hold or transfer their securities;

(lvi) Validity of Choice of Law. The choice of the law of the State of New York as the governing law of the Transaction Documents is a valid choice of law under the laws of the Cayman Islands and will be honored by courts in the Cayman Islands. The Company has the power to submit, and pursuant to Sections 19 and 20 of this Agreement, Section [•] of the Indenture, and Section 20 of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in the City of New York, New York, U.S.A. (each, a “New York Court”). The Company has the power to designate, appoint and authorize, and pursuant to Section 20 of this Agreement, Section [•] of the Indenture and Section 21 of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Prospectus or the Offering in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 20 of this Agreement, Section [•] of the Indenture and Section 21 of the Deposit Agreement;

(lvii) No immunity. The Company or any of its respective properties, assets or revenues does not have any right of immunity under Cayman Islands, PRC or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, PRC, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Transaction Documents; and, to the extent that the Company, or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 20 of this Agreement;

(lviii) Enforceability of Judgment. Any final and conclusive judgment (a) for a fixed sum of money, not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations or, in certain circumstances, for in personam non-money relief, (b) rendered by a New York Court having jurisdiction over the Company according to Cayman Islands conflict of law rules, (c) in respect of any suit, action or proceeding against the Company based upon the Transaction Documents and (d) which was neither obtained in a manner, nor is of a kind, enforcement of which is contrary to natural justice or the public policy of the Cayman Islands, is capable of being recognized and enforced against the Company by an action commenced on the judgment of the New York Court in the Grand Court of the Cayman Islands;

(lix) Solvency. At and immediately after each Closing Date (as defined in Section 4 hereof), the Company (after giving effect to the issuance of the Offered Securities, the application of the proceeds therefrom and the other transactions related thereto as described in each of the Pricing Disclosure Package and the Prospectus) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; and (iii) assuming consummation of the issuance of the Offered Securities as contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature;

(lx) Compliance with SAFE Regulations. Each of the Company and its Controlled Entities that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders and option holders that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Regulations”), including, without limitation, requesting each shareholder and option holder that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable SAFE Regulations;

(lxi) eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(lxii) Operating Data of the Company. All Company operating data disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, including but not limited to, MAUs, DAUs and the number of subscribing members, are true and accurate in all material respects. Such data have been properly derived from the Company’s operating systems and records maintained using systems and procedures which, to the Company’s best efforts, incorporate adequate safeguards to ensure that the data are true and accurate in all material respects;

(lxiii) No Ratings. The Company has not issued any debt securities that have been or are rated by any “nationally recognized statistical rating organization”, as defined in Section 3(a)(62) of the Exchange Act.

2. Purchase and Sale. Subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of [•]% of the principal amount thereof (the “Purchase Price”), the principal amount of the Firm Securities set forth opposite the name of such Underwriters in Schedule I hereto.

Subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, at their election, up to US$[•] aggregate principal amount of Option Securities at the Purchase Price, solely to cover over-allotments, if any. The Underwriters may exercise the option to purchase the Option Securities at any time in whole, or from time to time in part, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate principal amount of Option Securities plus accrued interest as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the [thirtieth (30th)] calendar day immediately following, and including, the Closing Date. Any such notice shall be given at least two (2) business days prior to the date and time of delivery specified therein; provided that if the time and delivery of such option securities specified in such notice is the Firm Closing Date, such notice may be given on one (1) business day prior to the Firm Closing Date. The principal amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total principal amount of Option Securities to be purchased by all Underwriters as such Underwriter is purchasing of the Firm Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fraction of US$1,000 principal amount of the Offered Securities.

3. [Reserved]

4. Delivery. The Offered Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Offered Securities to the Representatives, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Offered Securities to the account of the Representatives at DTC. The Company will cause the certificates representing the Offered Securities to be made available to the Representatives for checking at least twenty-four hours prior to the Closing Date at the office of Davis Polk & Wardwell LLP, 18/F 3A Chater Road, Central, Hong Kong (the “Closing Location”). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on [•], 2020 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Option Securities, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Option Securities, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the “Firm Closing Date”, and each of the Firm Closing Date and any subsequent time and date for delivery of the Option Securities, is herein called a “Closing Date.” The documents to be delivered at each Closing Date by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Offered Securities and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at such time and date at the Closing Location, and the Offered Securities will be delivered at the office of DTC (or its designated custodian), all at such Closing Date. A meeting will be held at the Closing Location at 1:00 a.m., New York City time, on the New York Business Day next preceding such Closing Date, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5. Certain Agreements of the Company. The Company agrees with each of the Underwriters:

(a) Compliance with Securities Regulations and Commission Requests. To prepare the Prospectus in a form approved by you and to file the Prospectus with the Commission within the time periods specified by Rule 424(b) of the Act; to file promptly all reports required to be filed by the Company with the Commission pursuant to the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Securities; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Closing Date which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to furnish electronic copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Underwriters may reasonably request; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Registration Statement or any post-effective amendment thereto, any Preliminary Prospectus or other prospectus in respect of the Offered Securities or the Underlying Shares, of the suspension of the qualification of the Offered Securities or the Underlying Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) Blue Sky Qualifications. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Offered Securities and the Underlying Shares issuable upon conversion of the Offered Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Securities, provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction, (ii) to file a general consent to service of process in any jurisdiction or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject;

(c) Continued Compliance with Securities Laws. (1) If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will as soon as possible notify the Underwriters thereof and forthwith prepare and, subject to paragraph (a) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus or any document to be filed with the Commission and incorporated by reference therein as may be necessary so that the statements in the Prospectus as so amended or supplemented or any document to be filed with the Commission and incorporated by reference therein will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will as soon as possible notify the Underwriters thereof and forthwith prepare and, subject to paragraph (a) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Pricing Disclosure Package or any document to be filed with the Commission and incorporated by reference therein as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(d) Delivery of Copies. The Company will deliver, without charge, (i) to the Underwriters, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits), and (B) during the Prospectus Delivery Period (as defined below), such number of copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Underwriters may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Offered Securities as a prospectus relating to the Offered Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Offered Securities by any Underwriter or dealer.

(e) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Representatives the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder.

(f) Restriction on Sale of Securities. During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, except as provided hereunder, any ADSs or any securities of the Company that are substantially similar to the ADSs, including but not limited to any options or warrants to purchase ADSs or Underlying Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Underlying Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), (ii) permit the Company’s transfer agent to register any ordinary shares of the Company other than the Underlying Shares in the name of the Depositary without the prior written consent of the Representatives, or (iii) permit the Depositary to issue any ADSs without the prior written consent of Goldman Sachs (Asia) L.L.C. and BofA Securities, Inc.; provided, however, that the foregoing restrictions shall not apply to (A) the Offered Securities to be sold hereunder by the Company or the concurrent equity offering (as described in the Prospectus), (B) the issuance of any Ordinary Shares or ADSs upon conversion of the Offered Securities, (C) the issuance by the Company of Ordinary Shares or ADSs upon the exercise of an option or the vesting of a restricted share unit or other share award outstanding on the date hereof, or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (D) the issuance of any Ordinary Share or ADSs upon conversion of the Company’s 2.00% convertible senior notes due 2025 and 3.75% convertible senior notes due 2023, or (E) the grant of options, restricted share units or other share awards to purchase ordinary shares under the Company’s share incentive plans existing as of the date hereof and described in the Registration Statement, the Pricing Disclosure Package and the Prospectus;

(g) Reporting Requirements. During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided that no such reports need be provided if they are publicly available on the Company’s website or the Commission’s EDGAR internet database;

(h) Use of Proceeds. To use the net proceeds received by it from the sale of the Offered Securities pursuant to this Agreement in the manner specified in the Pricing Disclosure Package under the caption “Use of Proceeds” and in the manner specified in the NDRC Filing Certificate; to not use, directly or indirectly, the net proceeds received by it from the sale of the Offered Securities pursuant to this Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; (B) for the purpose of funding any operations or financing any investments in, or make any payments to, any Person targeted by or subject to any Sanctions, or (C) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise); the Company further covenants that it will not engage, directly or indirectly, in any activities that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise);

(i) Reserved Shares. To reserve and keep available at all times, free of preemptive rights, Ordinary Shares for the purpose of enabling the Company to satisfy its obligation to issue the Maximum Number of Underlying Shares (as defined below);

(j) Listing. To use its best efforts to maintain the listing of its ADSs on the Nasdaq Global Select Market or Nasdaq Global Market;

(k) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Offered Securities.

(l) Open-end Investment Company. Not to be or become, at any time prior to the expiration of two years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act; and

(m) Taxation. The Company will indemnify and hold harmless the Underwriters against any stamp, transaction, issuance, capital, value-added, documentary, transfer or other similar taxes (excluding net income taxes on the Underwriter’s fees), including any interest or penalties thereon, on the creation and issue of the Offered Securities, the sale and delivery of the Offered Securities to and by the Underwriters in accordance with the terms of this Agreement and the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, and except for any net income, capital gains or franchise taxes imposed on the Underwriters by a taxing jurisdiction as a result of any present or former connection (other than any connection resulting solely from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such withholding or deductions, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

6. Free Writing Prospectus.

(a) Issuer Free Writing Prospectus. The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II hereto;

(b) Compliance with Rule 433. The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic roadshow; the Company will file the pricing term sheet set forth in Schedule III hereto pursuant to Rule 433 within the time required by such Rule; and

(c) Notices. The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7. Expenses. Except as otherwise agreed to be reimbursed by the Underwriters, the Company covenants and agrees with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the issuance and registration of the Offered Securities and the Underlying Shares issuable upon conversion of the Offered Securities under the Act, the qualification under the Trust Indenture Act of the Indenture and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing the Transaction Documents, the Offered Securities, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Offered Securities; (iii) all expenses in connection with the qualification of the Offered Securities and the Underlying Shares issuable upon conversion of the Offered Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification; (iv) all fees and expenses in connection with listing the Underlying Shares issuable upon conversion of the Offered Securities on the Nasdaq Global Select Market; (v) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Offered Securities; and (v) the filing fees incident to securing any required review by FINRA of the terms of the sale of the Offered Securities; and (b) the Company will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of the Depositary; (iii) the cost and charges of any transfer agent or registrar; and (iv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, the Company shall bear the cost of any other matters not directly relating to the sale and purchase of the Offered Securities pursuant to this Agreement, and that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes, if any, on resale of any of the Offered Securities by them.

8. Conditions of the Underwriters’ Obligations. The obligations of the Underwriters hereunder, as to the Offered Securities to be delivered at each Closing Date, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) Effectiveness of Registration Statement. If a post-effective amendment to the Registration Statement is required to be filed under the Securities Act, such post-effective amendment shall have become effective; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Opinion and 10b-5 Statement of U.S. Counsel for the Underwriters. Davis Polk & Wardwell LLP, U.S. counsel for the Underwriters, shall have furnished to you such written opinion and 10b-5 statement, dated such Closing Date, in form and substance satisfactory to you;

(c) Opinion and 10b-5 Statement of U.S. Counsel for the Company. Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Company, shall have furnished to you their written opinion and 10b-5 statement dated such Closing Date, in form and substance satisfactory to you;

(d) Opinion of Hong Kong Counsel for the Company. Skadden, Arps, Slate, Meagher & Flom LLP, Hong Kong counsel for the Company, shall have furnished to you their written opinion dated such Closing Date, in form and substance satisfactory to you;

(e) Opinion of PRC Counsel for the Underwriters. Han Kun Law Offices, PRC counsel for the Underwriters, shall have furnished to you such written opinion, dated such Closing Date, with respect to such matters as the Representatives may require, in form and substance satisfactory to you;

(f) Opinion of PRC Counsel for the Company. Jingtian & Gongcheng, PRC counsel for the Company, shall have furnished to you their written opinion dated such Closing Date, in form and substance satisfactory to you;

(g) Opinion of Cayman Islands Counsel for the Company. Walkers, Cayman Islands counsel for the Company, shall have furnished to you their written opinion dated such Closing Date, in form and substance satisfactory to you;

(h) Opinion of Counsel for the Depositary. Pepper Hamilton LLP, Counsel for the Depositary, shall have furnished to you their written opinion dated such Closing Date, in form and substance satisfactory to you;

(i) Comfort Letter. On the date of the Prospectus and upon the execution of this Agreement, and also at each Closing Date, Ernst & Young Hua Ming LLP, independent public accountants, shall have furnished to you a “comfort” letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that the letter delivered on each Closing Date shall use a “cut-off date” not earlier than three business days prior to such Closing Date;

(j) No Material Adverse Change in Business. (i) Neither the Company nor any of the Controlled Entities shall have sustained since the date of the latest audited financial statements included in the Pricing Disclosure Package any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package, and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package and this agreement, there shall not have been any material adverse change in the issued shares or long-term debt of the Company or any Controlled Entity or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Controlled Entities, otherwise than as set forth or contemplated in the Pricing Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities at such Closing Date on the terms and in the manner contemplated in the Prospectus;

(k) No Material Adverse Change. On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq Global Select Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Global Select Market; (iii) a suspension or material limitation in trading in Baidu Inc.’s securities on the Nasdaq Global Select Market; (iv) a general moratorium on commercial banking activities declared by either U.S. Federal, New York State or PRC authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (v) the outbreak or escalation of hostilities involving the United States, the Cayman Islands or the PRC or the declaration by the United States of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, the Cayman Islands, the PRC or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Offered Securities being delivered at such Closing Date on the terms and in the manner contemplated in the Prospectus;

(l) Deposit Agreement. The Deposit Agreement shall be in full force and effect on the Closing Date.

(m) Indenture. The Company shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Underwriters, and the Underwriters shall have received executed copies thereof;

(n) Listing. The Underlying Shares equal to the maximum number of ADSs issuable upon conversion of the Offered Securities (assuming (i) full physical settlement of all conversions of the Offered Securities, (ii) the maximum conversion rate increase in respect of any conversion in connection with a “make-whole fundamental change” (as defined in the Pricing Disclosure Package) or a tax redemption and (iii) the Underwriters exercise their option to purchase the Option Securities in full) (the “Maximum Number of Underlying Shares”)) shall have been approved for listing on the Nasdaq Global Select Market or Nasdaq Global Market, subject to notice of issuance;

(o) Lock-up Agreement. The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each of the parties listed on Schedule IV hereto substantially in the form set forth in Exhibit A-1 hereto;

(p) Furnishing of Prospectuses. The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(q) Officer’s Certificate. The Company shall have furnished or caused to be furnished to you at each Closing Date certificates of officers of the Company satisfactory to you in which such officers shall state that: the representations and warranties of the Company herein at and as of such Closing Date are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; subsequent to the dates of the most recent financial statements in the Prospectus and Pricing Disclosure Package, there has been no development or event having a Material Adverse Effect;

(r) CFO Certificate. The Chief Financial Officer of the Company shall have furnished to the Representatives, dated the date hereof and each Closing Date, a certificate in the form attached hereto as Exhibit B;

(s) NDRC Filing Certificate. The Company shall have provided to the Underwriters a copy of the NDRC Filing Certificate;

(t) DTC Clearance. The Offered Securities shall be eligible for clearance and settlement through the facilities of the DTC; and

(u) The Company shall have furnished to the Representatives such further information, certificates and documents as the Representative may reasonably request.

If any condition specified in this Section 8 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Optional Closing Date which is after the Firm Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities shall be deemed terminated by the Company at any time at or prior to the Firm Closing Date or such subsequent Closing Date, as the case may be, unless as otherwise provided or agreed in writing by the Company and the Representatives, and such termination shall be without liability of any party to any other party except as provided in Section 12.

Notwithstanding the immediately preceding paragraph, the Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of the Firm Closing Date, a subsequent Closing Date or otherwise.

9. Indemnification and Contribution

(a) Indemnification of Underwriters. The Company will indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Act (each, an “Affiliate”)) and their respective directors and officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the “Exchange Act”) against any losses, claims, damages or liabilities (including any loss, liability, claim, damage and expense whatsoever as incurred to the extent of the aggregate amount paid in settlement of any litigation), joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any bona fide electronic road show (as defined in Rule 433(h)(5) under the Act), or arise out of or are based upon an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred;

provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any bona fide electronic road show, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

(b) Indemnification of Company. Each Underwriter will indemnify and hold harmless the Company, each of its directors and each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Underwriter Indemnified Party”), against any losses, claims, damages or liabilities (including any loss, liability, claim, damage and expense whatsoever as incurred to the extent of the aggregate amount paid in settlement of any litigation) to which such Underwriter Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any bona fide electronic road show, or arise out of or are based upon an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or any bona fide electronic road show, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the names and addresses of the Underwriters and the [•] and [•] paragraphs under the caption “Underwriting” in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus.

(c) Actions against Parties; Notification. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) Contribution. If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the Offering. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Offered Securities distributed by such Underwriter exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) Extension of Obligations. The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10. Default of Underwriters.

(a) Arrangement after Occurrence of Default. If any Underwriter shall default in its obligation to purchase the aggregate principal amount of Offered Securities which it has agreed to purchase hereunder at a Closing Date, you may in your discretion arrange for you or another party or other parties to purchase such aggregate principal amount of Offered Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such aggregate principal amount of Offered Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such aggregate principal amount of Offered Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such aggregate principal amount of Offered Securities, or the Company notifies you that they have so arranged for the purchase of such aggregate principal amount of Offered Securities, you or the Company shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such aggregate principal amount of Offered Securities.

(b) Purchase by Non-defaulting Underwriter. If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of Offered Securities which remains unpurchased does not exceed 10% of the aggregate principal amount of Offered Securities to be purchased at such Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the aggregate principal amount of Offered Securities which such Underwriter agreed to purchase hereunder at such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the aggregate principal amount of Offered Securities which such Underwriter agreed to purchase hereunder) of the aggregate principal amount of Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) Termination. If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Offered Securities which remains unpurchased exceeds 10% of the aggregate principal amount of all the Offered Securities to be purchased at such Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Offered Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Closing Date subsequent to the Firm Closing Date, the obligations of the Underwriters to purchase and of the Company to sell the Option Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. Termination of this Agreement.

(a) Termination. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Firm Closing Date: (i) if there has been, in the reasonable judgment of the Representatives, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Offered Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited on any exchange or in any over-the-counter market, or (iv) if trading generally on the New York Stock Exchange or in the Nasdaq Global Select Market has been suspended or materially limited, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section 11, such termination shall be without liability of any party to any other party except otherwise provided herein.

12. Survival of Certain Representations and Obligations. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 10 hereof, the Company shall reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in connection with the Offering, and the respective obligations of the Company and the Underwriters pursuant to Section 9 hereof shall remain in effect. In addition, if any of the Offered Securities have been purchased hereunder, the representations and warranties in Section 1 and all obligations under Section 5 shall also remain in effect.

13. Reliance on the Representatives. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given jointly by the Representatives.

14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, confirmed email or facsimile transmission to you as the representatives in case of Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong; BofA Securities, Inc., One Bryant Park, New York, NY 10036, United States of America; and J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, U.S.A., attention of Equity Syndicate Desk (facsimile (212) 622 8358); and if to the Company shall be delivered or sent by mail, confirmed email or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or an electronic communication constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15. Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 9 and 12 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17. Absence of Fiduciary Relationship. The Company acknowledges and agrees that (i) the purchase and sale of the Offered Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own accounting, legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

18. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

19. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

20. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed [Cogency Global Inc.], as its respective authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consent to the jurisdiction of any such court in respect of any such action, and waive any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company, respectively.

21. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

22. Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 22:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

23. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

24. Notwithstanding anything herein to the contrary, the Company is authorized, subject to applicable law, to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company.

Very truly yours, iQIYI, Inc.

By:
Name:
Title:

Accepted as of the date hereof

on behalf of themselves and as

Representatives of the several

Underwriters:

Goldman Sachs (Asia) L.L.C. (Incorporated in Delaware, U.S.A. with limited liability)

By:
Name:
Title:

BofA Securities, Inc.

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

SCHEDULE I

	Principal Amount of Firm Securities to be Purchased	Principal Amount of Option Securities to be Purchased if Maximum Option Exercised
Underwriter
Goldman Sachs (Asia) L.L.C.	[•]	[•]
BofA Securities, Inc.	[•]	[•]
J.P. Morgan Securities LLC	[•]	[•]
Total	[•]	[•]

SCHEDULE II

Issuer Free Writing Prospectuses: [•]

SCHEDULE III

PRICING TERM SHEET

SCHEDULE IV

LIST OF LOCK-UP SIGNATORIES

All directors and officers of the Company and the controlling shareholder of the Company.

SCHEDULE V

LIST OF CONTROLLED ENTITIES

Subsidiaries	Place of Incorporation
iQIYI Media Limited	Cayman Islands
iQIYI Film Group Limited	Cayman Islands
Skymoons Inc.	Cayman Islands
Magic Prime Group Limited	BVI
iQIYI Film Group HK Limited	Hong Kong
iQIYI HK Limited	Hong Kong
Special (Hong Kong) Co. Ltd.	Hong Kong
Beijing iQIYI New Media Science & Technology Co., Ltd. (北京爱奇艺新媒体科技有限公司)	PRC
Beijing QIYI Century Science & Technology Co., Ltd. (北京奇艺世纪科技有限公司)	PRC
Chongqing QIYI Tianxia Science & Technology Co., Ltd. (重庆奇艺天下科技有限公司)	PRC

Consolidated Affiliated Entities	Place of Incorporation
Beijing iQIYI Science & Technology Co., Ltd. (北京爱奇艺科技有限公司)	PRC
Beijing iQIYI Intelligent Entertainment Technology Co., Ltd. (北京爱奇艺智慧娱乐科技有限公司)	PRC
iQIYI Pictures (Beijing) Co., Ltd. (爱奇艺影业（北京）有限公司)	PRC
Shanghai Zhong Yuan Network Co., Ltd. (上海众源网络有限公司)	PRC
Shanghai iQIYI Culture Media Co., Ltd. (上海爱奇艺文化传媒有限公司)	PRC
Tianjin Skymoons Interactive Co., Ltd (天津天象互动科技有限公司)	PRC
Chengdu Skymoons Digital Entertainment Co., Ltd (成都天象互动数字娱乐有限公司)	PRC

EXHIBIT A-1

FORM OF LOCK-UP AGREEMENT

, 2020

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

BofA Securities, Inc.

One Bryant Park

New York, New York 10036

U.S.A.

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

U.S.A.

Re:	iQIYI, Inc.

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with iQIYI, Inc., an exempted company incorporated in the Cayman Islands (the “Company”), providing for the public offering (the “Public Offering”) by the Underwriters of [•]% Convertible Senior Notes due 2026 (the “Offered Securities”) convertible into American Depositary Shares (the “ADSs”) each representing seven Class A ordinary shares of a par value of US$0.00001 of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the agreement by the Underwriters to offer and sell the Offered Securities, and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and continuing to and including the date 90 days after the date of the final Prospectus relating to the Public Offering (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, make any short sale, file a registration statement under the Securities Act, with respect to, or otherwise dispose of (including, without limitation, entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), whether any of these transactions are to be settled by delivery of ADSs or ordinary shares of the Company (“Ordinary Shares”) or other securities of the Company that are substantially similar to ADSs or Ordinary Shares, in cash or otherwise, nor publicly disclose the intention to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, make any short sale, file a registration statement under the Securities Act, with respect to, or otherwise dispose of any ADSs or Ordinary Shares or any securities of the Company convertible into or exchangeable for, or that represent the right to receive, ADSs whether now owned or hereinafter acquired, owned directly by the undersigned or with respect to which the undersigned has beneficial ownership within the meaning of the rules and regulations of the U.S. Securities and Exchange Commission (the “Lock-up Securities”), without [your prior written consent]1 [prior written consent from Goldman Sachs (Asia) L.L.C and BofA Securities, Inc.]2. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the undersigned’s ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of such securities or with respect to any security that includes, relates to, or derives any significant part of its value from such securities.

[1]	Insert for the lock-up agreements other than the lock-up agreement for Baidu
[2]	Insert for the lock-up agreement for Baidu

Notwithstanding anything to the contrary contained herein, the foregoing restrictions shall not apply to, any ADSs or Offered Securities acquired by the undersigned in the open market, the Offered Securities to be sold hereunder by the Company or the issuance of any Underlying Shares upon conversion of the Offered Securities. In addition, (i) for natural person shareholders and directors and officers, a transfer of ADSs, Ordinary Shares or any securities of the Company convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares not for value to a family member or trust or entity beneficially owned by the undersigned and/or a family member, and (ii) for institutional shareholders, a transfer of ADSs or Ordinary Shares not for value to an “affiliate” of the undersigned as such term is defined under the Securities Act may be made, provided, in each case (i) and (ii), that (A) the transferee agrees with the Representatives to be bound in writing by the terms of this Agreement prior to such transfer and (B) no public announcement or filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934 (the “Exchange Act”) shall be required or shall be voluntarily made in connection with such transfer. In addition, the exercise of the undersigned’s rights to acquire ADSs or Ordinary Shares upon the exercise of options or vesting of restricted share units or other share awards that were granted under the Company’s 2010 Equity Incentive Plan (as amended) and the 2017 Equity Incentive Plan (collectively, the “Incentive Plans”), and outstanding as of the date of the Prospectus will not be subject to this Agreement (it being understood that any subsequent sale, transfer or disposition of any ADSs or Ordinary Shares issued upon exercise of such options or vesting of restricted share units or other share awards under the Incentive Plans shall be subject to the restrictions set forth in this Agreement). Furthermore, ADSs or Ordinary Shares sold or tendered to the Company by the undersigned or withheld by the Company for tax withholding purposes in connection with the vesting of equity awards that are subject to a taxable event upon vesting will not be subject to this Agreement. Also, this Agreement shall not apply to the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of ADSs or Ordinary Shares, provided that (i) such plan does not provide for the transfer of ADSs or Ordinary Shares during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of ADSs or Ordinary Shares may be made under such plan during the Lock-Up Period.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-up Securities except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Representatives are relying upon this Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Offered Securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Representatives and the other Underwriters are not making a recommendation to you to enter into this Agreement, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

[Notwithstanding anything in this Agreement to the contrary, the restrictions set forth on the undersigned in this Agreement shall not apply to Baidu Holdings Limited, and securities of the Company held by Baidu Holdings Limited shall not be considered to be beneficially owned by the undersigned for the purpose of this Agreement.]3

This Agreement shall terminate upon the expiration of the Lock-Up Period or in the event that there is no delivery of, and payment for, the Offered Securities pursuant to the Underwriting Agreement, upon three days’ prior written notice of such non-delivery and non-payment given by the undersigned to you. Notwithstanding the foregoing, in the event that the Public Offering is not consummated on or before [•], 20[•], this Agreement shall terminate and its provisions shall be of no further force and effect.

[Signature Page Follows]

[3]	Insert for the lock-up agreement for Robin Li.

Very truly yours,

[•]

By:
Authorized Signature:
Title:

EXHIBIT B

FORM OF CFO CERTIFICATE

I, [Xiaodong Wang], chief financial officer of iQIYI, Inc., an exempted company incorporated in the Cayman Islands (the “Company”), am providing this Chief Financial Officer’s Certificate in connection with the public offering (the “Offering”) of US$[•] principal amount of the Company’s [•]% Convertible Senior Notes due 20[•] convertible into the Company’s American Depositary Shares, each representing seven Class A ordinary shares of a par value of US$0.00001, pursuant to Section 8(q) of the underwriting agreement (the “Underwriting Agreement”) dated [•], 2020 among the Company, Goldman Sachs (Asia) L.L.C., BofA Securities, Inc. and J.P. Morgan Securities LLC, as the representatives on behalf of the several underwriters named therein (the “Underwriters”), and I hereby certify as follows:

1.

I am responsible for, among other things, financial and accounting matters of the Company, and am familiar with the accounting, operations and records systems and internal controls over financial reporting of the Company.

2.

I have reviewed the amounts, percentages and other statistical data identified by you on the pages of each of the preliminary prospectus and the final prospectus, including the documents incorporated by reference therein, relating to the Offering attached hereto as Annex A, and have compared such amounts, percentages or data to, or computed them from, (i) the Company’s accounting books and records prepared by the Company’s accounting personnel, or (ii) the corresponding operating data and other records maintained by the Company, as applicable, for the periods, or as of the dates, indicated and found such information to be in agreement, and such information is true, complete and accurate (giving effect to rounding where applicable).

Very truly yours,

By:
Name: Xiaodong Wang
Title: Chief Financial Officer